UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 20, 2003



                          CADENCE RESOURCES CORPORATION
                      (FORMERLY ROYAL SILVER MINES, INC.)
             (Exact name of registrant as specified in its charter)


                  UTAH                                   87-0306609
       (STATE OR OTHER JURISDICTION                    (IRS EMPLOYER
             OF INCORPORATION)                       IDENTIFICATION NO)

                        6 EAST ROSE STREET, P.O. BOX 2056
                          WALLA WALLA, WASHINGTON 99362
          (Address of Principal Executive Offices, including Zip Code.)


                                  509-526-3491
              (Registrant's telephone number, including area code.)

ITEM  9.  REGULATION  FD  DISCLOSURE.

On August 20, 2003, we issued a press release announcing the successful drilling and logging results of our second natural gas well in Louisiana. The press release noted that we had thick intervals of natural gas "pay" in both the Hosston and Cotton Valley target formations. The press release also discusses the upcoming drilling plans of the Company.

The press release is furnished herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibits are hereby made part of this Form 8-K:

Exhibit  99.1           Press  Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CADENCE  RESOURCES  CORPORATION
                             ----------------------------------
                             (Registrant)




Date:  August 21, 2003                         By:  /s/  John  P.  Ryan
----------------------                         -----------------------------
                                               John  P.  Ryan
                                               Chief  Financial  Officer